Exhibit 21.1

LIST OF SUBSIDIARIES

The following are subsidiaries of The Blackstone Group L.P. as of December 31, 2013 and the jurisdictions in which they are organized.

Name	Jurisdiction of Incorporation or Organization
BCLA L.L.C.	Delaware
BCLO Advisors L.L.C.	Delaware
BCMA FCC L.L.C.	Delaware
BCOM Side-by-Side GP LLC	Delaware
BCP IV GP LLC	Delaware
BCP IV Side-by-Side GP LLC	Delaware
BCP SGP IV GP LLC	Delaware
BCP V GP LLC	Delaware
BCP V Side-by-Side GP LLC	Delaware
BCP V USS Side-by-Side GP LLC	Delaware
BCP VI GP L.L.C.	Delaware
BCP VI Side-By-Side GP L.L.C.	Delaware
BCP VI-NQ Side-By-Side GP L.L.C.	Delaware
BCP V-NQ (Cayman II) GP L.L.C.	Delaware
BCP V-NQ GP L.L.C.	Delaware
BCRED Holdings (Cayman) S L.L.C.	Delaware
BCVA L.L.C.	Delaware
BCVP Side-By-Side GP L.L.C.	Delaware
BEP GP L.L.C.	Delaware
BEP Side-By-Side GP L.L.C.	Delaware
BG (HK) L Holdings L.L.C.	Delaware
BGAL Holdings L.L.C.	Delaware
Blackstone (China) Equity Investment Management Co. Ltd	China
Blackstone (FM) Real Estate L.L.P.	United Kingdom
Blackstone (FM) Real Estate Supervisory GP LLP	United Kingdom
Blackstone (Shanghai) Equity Investment Management Co. Ltd.	China
Blackstone (Shanghai) Equity Investments Management Co., Ltd. Beijing Branch	China
Blackstone / GSO Capital Solutions Associates LLC	Delaware
Blackstone / GSO Capital Solutions Overseas Associates LLC	Delaware
Blackstone / GSO Market Neutral Credit Associates LLC	Delaware
Blackstone / GSO Market Neutral Credit Overseas Associates LLC	Delaware
Blackstone / GSO Secured Trust Ltd.	Cayman Islands
Blackstone Administrative Services Partnership L.P.	Delaware
Blackstone Advisors India Private Limited	India
Blackstone Advisory Partners L.P.	Delaware
Blackstone Advisory Services L.L.C.	Delaware
Blackstone Alternative Asset Management Associates L.L.C.	Delaware

Name	Jurisdiction of Incorporation or Organization
Blackstone Alternative Asset Management L.P.	Delaware
Blackstone Alternative Investment Advisors L.L.C	Delaware
Blackstone Alternative Solutions L.L.C.	Delaware
Blackstone Asia Advisors L.L.C.	Delaware
Blackstone AU Holdings IV Sub L.L.C.	Delaware
Blackstone Capital Commitment Partners III L.P.	Delaware
Blackstone Clean Technology Advisors L.L.C.	Delaware
Blackstone Clean Technology Associates L.L.C.	Delaware
Blackstone Commercial Real Estate Debt Associates L.L.C.	Delaware
Blackstone Commercial Real Estate Debt Associates-NQ L.L.C.	Delaware
Blackstone Communications Advisors I L.L.C.	Delaware
Blackstone Communications FCC L.L.C	Delaware
Blackstone Communications GP LLC	Delaware
Blackstone Communications Management Associates (Cayman) L.P.	Cayman Islands
Blackstone Communications Management Associates I L.L.C.	Delaware
Blackstone Corporate Debt Administration L.L.C.	Delaware
Blackstone Credit Liquidity Associates (Cayman) L.P.	Cayman Islands
Blackstone Credit Liquidity Associates L.L.C.	Delaware
Blackstone DD Advisors L.L.C.	Delaware
Blackstone DD Associates L.L.C.	Delaware
Blackstone Debt Advisors L.P.	Delaware
Blackstone Distressed Securities Advisors L.P.	Delaware
Blackstone Distressed Securities Associates L.P.	Delaware
Blackstone Distressed Securities Fund L.P.	Delaware
Blackstone DL Mezzanine Associates L.P.	Delaware
Blackstone DL Mezzanine Management Associates L.L.C.	Delaware
Blackstone EMA L.L.C.	Delaware
Blackstone Energy Family Investment Partnership (Cayman) ESC L.P.	Cayman Islands
Blackstone Energy Family Investment Partnership (Cayman) L.P.	Cayman Islands
Blackstone Energy Family Investment Partnership ESC L.P.	Delaware
Blackstone Energy Family Investment Partnership L.P.	Delaware
Blackstone Energy LR Associates (Cayman) Ltd.	Cayman Islands
Blackstone Energy Management Associates (Cayman) L.P.	Cayman Islands
Blackstone Energy Management Associates L.L.C.	Delaware
Blackstone Family Cleantech Investment Partnership L.P.	Delaware
Blackstone Family Communications Partnership (Cayman) L.P.	Cayman Islands
Blackstone Family Communications Partnership I L.P.	Delaware
Blackstone Family FCC L.L.C.	Delaware
Blackstone Family GP L.L.C.	Delaware
Blackstone Family Investment Partnership (Cayman II) V-NQ L.P.	Cayman Islands
Blackstone Family Investment Partnership (Cayman) III L.P.	Cayman Islands
Blackstone Family Investment Partnership (Cayman) IV A L.P.	Cayman Islands

Name	Jurisdiction of Incorporation or Organization
Blackstone Family Investment Partnership (Cayman) L.P.	Cayman Islands
Blackstone Family Investment Partnership (Cayman) V L.P.	Cayman Islands
Blackstone Family Investment Partnership (Cayman) VI L.P.	Cayman Islands
Blackstone Family Investment Partnership (Cayman) VI-ESC L.P.	Cayman Islands
Blackstone Family Investment Partnership (Cayman) V-NQ L.P.	Cayman Islands
Blackstone Family Investment Partnership II L.P.	Delaware
Blackstone Family Investment Partnership III L.P.	Delaware
Blackstone Family Investment Partnership IV – A L.P.	Delaware
Blackstone Family Investment Partnership V L.P.	Delaware
Blackstone Family Investment Partnership V USS L.P.	Delaware
Blackstone Family Investment Partnership VI L.P.	Delaware
Blackstone Family Investment Partnership VI-ESC L.P.	Delaware
Blackstone Family Investment Partnership VI-NQ ESC L.P.	Delaware
Blackstone Family Investment Partnership VI-NQ L.P.	Delaware
Blackstone Family Media Partnership III L.P.	Delaware
Blackstone Family Opportunities Investment Partnership (Cayman) L.P.	Cayman Islands
Blackstone Family Real Estate Partnership II L.P.	Delaware
Blackstone Family Real Estate Partnership III L.P.	Delaware
Blackstone Family Real Estate Partnership L.P.	Delaware
Blackstone Family Tactical Opportunities FCC Investment Partnership-NQ L.P.	Delaware
Blackstone Family Tactical Opportunities FCC Investment Partnership-NQ-ESC-L.P.	Delaware
Blackstone Family Tactical Opportunities Investment Partnership (Cayman) ESC L.P.	Cayman Islands
Blackstone Family Tactical Opportunities Investment Partnership (Cayman)-NQ ESC L.P.	Cayman Islands
Blackstone Family Tactical Opportunities Investment Partnership (Cayman)-NQ L.P.	Cayman Islands
Blackstone Family Tactical Opportunities Investment Partnership ESC L.P.	Delaware
Blackstone Family Tactical Opportunities Investment Partnership L.P.	Delaware
Blackstone Family Tactical Opportunities Investment Partnership NQ-ESC L.P.	Delaware
Blackstone Family Tactical Opportunities Investment Partnership-NQ L.P.	Delaware
Blackstone FC Capital Associates IV L.P.	Delaware
Blackstone FC Capital Commitment Partners IV L.P.	Delaware
Blackstone FC Communications Capital Associates I L.P.	Delaware
Blackstone FC Communications Capital Commitment Partners I L.P.	Delaware
Blackstone FI Capital Commitment Partners (Cayman) III L.P.	Cayman Islands
Blackstone FI Communications Associates (Cayman) Ltd.	Cayman Islands
Blackstone FI Mezzanine (Cayman) Ltd.	Cayman Islands
Blackstone FI Mezzanine Associates (Cayman) L.P.	Cayman Islands
Blackstone FI Mezzanine Holdings (Cayman) L.P.	Cayman Islands
Blackstone Fund Services India Private Limited	India
Blackstone Group Holdings L.L.C.	Delaware
Blackstone Group Holdings L.P.	Delaware
Blackstone Group International Holdings L.L.C.	Delaware
Blackstone Group International Ltd-Paris	Delaware

Name	Jurisdiction of Incorporation or Organization
Blackstone Group Limited Partner L.L.C.	Delaware
Blackstone Group Real Estate Holdings International (Alberta) L.P.	Alberta, Canada
Blackstone Group Real Estate Holdings International (Alberta) L.P. IV	Alberta, Canada
Blackstone GSO Debt Funds Europe Holdings Limited	United Kingdom
Blackstone GSO Debt Funds Europe Limited	United Kingdom
Blackstone GSO Debt Funds Management Europe Limited	United Kingdom
Blackstone Hedged Equity Fund L.P.	Delaware
Blackstone Holdings Finance Co. L.L.C.	Delaware
Blackstone Holdings I / II GP Inc.	Delaware
Blackstone Holdings I / II Limited Partner Inc.	Delaware
Blackstone Holdings I L.P.	Delaware
Blackstone Holdings I Sub (BAAM) GP L.L.C	Delaware
Blackstone Holdings II L.P.	Delaware
Blackstone Holdings III GP L.P.	Quebec, Canada
Blackstone Holdings III GP Limited Partner L.L.C.	Delaware
Blackstone Holdings III GP Management L.L.C.	Delaware
Blackstone Holdings III L.P.	Quebec, Canada
Blackstone Holdings IV GP L.P. (Quebec SEC)	Quebec, Canada
Blackstone Holdings IV GP Limited Partner L.L.C.	Quebec, Canada
Blackstone Holdings IV GP Management (Delaware) L.P.	Delaware
Blackstone Holdings IV GP Management L.L.C.	Delaware
Blackstone Holdings IV L.P.	Quebec, Canada
Blackstone Infrastructure Management Partners L.L.C.	Delaware
Blackstone Innovations (Cayman) III L.P.	Cayman Islands
Blackstone Innovations III L.L.C.	Delaware
Blackstone Innovations L.L.C.	Delaware
Blackstone Intermediary Holdco L.L.C.	Delaware
Blackstone Korea Advisors LLC	Delaware
Blackstone Korea Advisors LTD	Korea
Blackstone LR Associates (Cayman) IV Ltd.	Cayman Islands
Blackstone LR Associates (Cayman) V Ltd.	Cayman Islands
Blackstone LR Associates (Cayman) VI Ltd.	Cayman Islands
Blackstone LR Associates (Cayman) V-NQ Ltd.	Cayman Islands
Blackstone Management Associates (Cayman II) V-NQ L.P.	Cayman Islands
Blackstone Management Associates (Cayman) IV L.P.	Cayman Islands
Blackstone Management Associates (Cayman) V L.P.	Cayman Islands
Blackstone Management Associates (Cayman) VI L.P.	Cayman Islands
Blackstone Management Associates (Cayman) V-NQ L.P.	Cayman Islands
Blackstone Management Associates IV L.L.C.	Delaware
Blackstone Management Associates V L.L.C.	Delaware
Blackstone Management Associates V USS L.L.C.	Delaware
Blackstone Management Associates VI L.L.C.	Delaware

Name	Jurisdiction of Incorporation or Organization
Blackstone Management Associates VI-NQ L.L.C.	Delaware
Blackstone Management Partners (India) L.L.C.	Delaware
Blackstone Management Partners GP L.L.C.	Delaware
Blackstone Management Partners III L.L.C.	Delaware
Blackstone Management Partners IV L.L.C.	Delaware
Blackstone Management Partners L.L.C.	Delaware
Blackstone Management Partners L.P.	Delaware
Blackstone Market Opportunities Fund L.P., Tranche BMOF I	Delaware
Blackstone Media Capital Commitment Partners III L.P.	Delaware
Blackstone Mezzanine Advisors L.P.	Delaware
Blackstone Mezzanine Associates II L.P.	Delaware
Blackstone Mezzanine Associates II USS L.P.	Delaware
Blackstone Mezzanine Associates L.P.	Delaware
Blackstone Mezzanine GP LLC	Delaware
Blackstone Mezzanine Holdings II L.P.	Delaware
Blackstone Mezzanine Holdings II USS L.P.	Delaware
Blackstone Mezzanine Holdings L.P.	Delaware
Blackstone Mezzanine Management Associates II L.L.C.	Delaware
Blackstone Mezzanine Management Associates II USS L.L.C.	Delaware
Blackstone Mezzanine Management Associates L.L.C.	Delaware
Blackstone Participation FCC L.L.C.	Delaware
Blackstone Participation Partnership (Cayman II) V-NQ L.P.	Cayman Islands
Blackstone Participation Partnership (Cayman) IV L.P.	Cayman Islands
Blackstone Participation Partnership (Cayman) V – NQ L.P.	Cayman Islands
Blackstone Participation Partnership (Cayman) V L.P.	Cayman Islands
Blackstone Participation Partnership (Cayman) VI L.P.	Cayman Islands
Blackstone Participation Partnership IV L.P.	Delaware
Blackstone Participation Partnership V L.P.	Delaware
Blackstone Participation Partnership V USS L.P.	Delaware
Blackstone Participation Partnership VI L.P.	Delaware
Blackstone Participation Partnership VI-NQ L.P.	Delaware
Blackstone PAT Holdings IV L.L.C.	Delaware
Blackstone PB I L.L.C.	Delaware
Blackstone PB II L.L.C.	Delaware
Blackstone Property Management L.L.C.	Delaware
Blackstone Property Management Limited	United Kingdom
Blackstone Property Management SARL (France)	France
Blackstone RE Capital Commitment Partners III L.P.	Delaware
Blackstone Real Estate (Cayman) IV Ltd.	Cayman Islands
Blackstone Real Estate (Cayman) V Ltd.	Cayman Islands
Blackstone Real Estate (Cayman) VI Ltd	Cayman Islands
Blackstone Real Estate (Cayman) VII Ltd.	Cayman Islands

Name	Jurisdiction of Incorporation or Organization
Blackstone Real Estate (Cayman) VII-NQ Ltd.	Cayman Islands
Blackstone Real Estate (Cayman) VI-Q Ltd.	Cayman Islands
Blackstone Real Estate Advisors Europe L.P.	Delaware
Blackstone Real Estate Advisors III L.P.	Delaware
Blackstone Real Estate Advisors International L.L.C.	Delaware
Blackstone Real Estate Advisors IV L.L.C.	Delaware
Blackstone Real Estate Advisors L.P.	Delaware
Blackstone Real Estate Advisors V L.P.	Delaware
Blackstone Real Estate Associates (Alberta) IV L.P.	Alberta, Canada
Blackstone Real Estate Associates (Offshore) V L.P.	Alberta, Canada
Blackstone Real Estate Associates (Offshore) VI – Q L.P.	Alberta, Canada
Blackstone Real Estate Associates (Offshore) VI L.P.	Alberta, Canada
Blackstone Real Estate Associates (Offshore) VII L.P.	Alberta, Canada
Blackstone Real Estate Associates (Offshore) VII-NQ L.P.	Alberta, Canada
Blackstone Real Estate Associates Asia L.P.	Cayman Islands
Blackstone Real Estate Associates Asia-NQ L.P.	Cayman Islands
Blackstone Real Estate Associates Europe (Delaware) III L.L.C.	Delaware
Blackstone Real Estate Associates Europe (Delaware) III NQ L.L.C.	Delaware
Blackstone Real Estate Associates Europe III L.P.	Delaware
Blackstone Real Estate Associates Europe III NQ-L.P.	Delaware
Blackstone Real Estate Associates Europe IV LP	Cayman Islands
Blackstone Real Estate Associates Europe – IV NQ LP	Cayman Islands
Blackstone Real Estate Associates International (Delaware) II L.L.C.	Delaware
Blackstone Real Estate Associates International (Delaware) L.L.C.	Delaware
Blackstone Real Estate Associates International II L.P.	Delaware
Blackstone Real Estate Associates International L.P.	Delaware
Blackstone Real Estate Associates IV L.P.	Delaware
Blackstone Real Estate Associates V L.P.	Delaware
Blackstone Real Estate Associates VI – NQ L.P.	Delaware
Blackstone Real Estate Associates VI L.L.C.	Delaware
Blackstone Real Estate Associates VI L.P.	Delaware
Blackstone Real Estate Associates VII L.P.	Delaware
Blackstone Real Estate Associates VII-NQ L.P.	Delaware
Blackstone Real Estate Capital Commitment Partners III L.P.	Delaware
Blackstone Real Estate Capital GP VII L.L.P. (UK)	United Kingdom
Blackstone Real Estate Capital UK VII Limited (UK)	United Kingdom
Blackstone Real Estate CMBS Associates L.L.C.	Delaware
Blackstone Real Estate Debt Advisors UK Limited	United Kingdom
Blackstone Real Estate Debt Strategies Associates II L.P.	Delaware
Blackstone Real Estate Europe (Cayman) III Ltd.	Cayman Islands
Blackstone Real Estate Europe (Cayman) III-NQ Ltd.	Cayman Islands
Blackstone Real Estate Europe Limited	United Kingdom

Name	Jurisdiction of Incorporation or Organization
Blackstone Real Estate Holdings (Alberta) IV L.P.	Alberta, Canada
Blackstone Real Estate Holdings (Offshore) V L.P.	Alberta, Canada
Blackstone Real Estate Holdings (Offshore) VI L.P.	Cayman Islands
Blackstone Real Estate Holdings (Offshore) VI-Q LP	Alberta, Canada
Blackstone Real Estate Holdings (Offshore) VI-ESC L.P.	Alberta, Canada
Blackstone Real Estate Holdings (Offshore) VII L.P.	Alberta, Canada
Blackstone Real Estate Holdings (Offshore) VII-ESC L.P.	Alberta, Canada
Blackstone Real Estate Holdings (Offshore) VII-NQ ESC L.P.	Alberta, Canada
Blackstone Real Estate Holdings (Offshore) VII-NQ L.P.	Alberta, Canada
Blackstone Real Estate Holdings (Offshore) VI-Q ESC L.P.	Alberta, Canada
Blackstone Real Estate Holdings Europe III L.P.	Alberta, Canada
Blackstone Real Estate Holdings Europe III-ESC L.P.	Alberta, Canada
Blackstone Real Estate Holdings Europe III-NQ ESC L.P.	Alberta, Canada
Blackstone Real Estate Holdings Europe III-NQ L.P.	Alberta, Canada
Blackstone Real Estate Holdings II L.P.	Delaware
Blackstone Real Estate Holdings III L.P.	Delaware
Blackstone Real Estate Holdings International – A L.P.	Alberta, Canada
Blackstone Real Estate Holdings International II L.P.	Alberta, Canada
Blackstone Real Estate Holdings International II Q L.P.	Alberta, Canada
Blackstone Real Estate Holdings IV L.P.	Delaware
Blackstone Real Estate Holdings L.P.	Delaware
Blackstone Real Estate Holdings V L.P.	Delaware
Blackstone Real Estate Holdings VI – ESC L.P.	Delaware
Blackstone Real Estate Holdings VI – NQ ESC L.P.	Delaware
Blackstone Real Estate Holdings VI – NQ L.P.	Delaware
Blackstone Real Estate Holdings VI L.P.	Delaware
Blackstone Real Estate Holdings VII – ESC L.P.	Delaware
Blackstone Real Estate Holdings VII L.P.	Delaware
Blackstone Real Estate Holdings VII-NQ ESC L.P.	Delaware
Blackstone Real Estate Holdings VII-NQ L.P.	Delaware
Blackstone Real Estate Korea Ltd.	Korea
Blackstone Real Estate Management Associates Europe III L.P.	Alberta, Canada
Blackstone Real Estate Management Associates Europe III-NQ L.P.	Alberta, Canada
Blackstone Real Estate Management Associates International II L.P.	Alberta, Canada
Blackstone Real Estate Management Associates International L.P.	Alberta, Canada
Blackstone Real Estate Partners Holdings Ltd.	United Kingdom
Blackstone Real Estate Partners Limited	United Kingdom
Blackstone Real Estate Partners VII L.L.C.	Delaware
Blackstone Real Estate Partners VI-VD L.P.	Delaware
Blackstone Real Estate Special Situations (Alberta) II GP L.P.	Delaware
Blackstone Real Estate Special Situations Advisors (ISOBEL) L.L.C.	Delaware
Blackstone Real Estate Special Situations Advisors L.L.C.	Delaware

Name	Jurisdiction of Incorporation or Organization
Blackstone Real Estate Special Situations Associates Europe – NQ L.L.C.	Delaware
Blackstone Real Estate Special Situations Associates Europe (Delaware) L.L.C.	Delaware
Blackstone Real Estate Special Situations Associates Europe L.P.	Delaware
Blackstone Real Estate Special Situations Associates II L.L.C.	Delaware
Blackstone Real Estate Special Situations Associates II-NQ L.L.C.	Delaware
Blackstone Real Estate Special Situations Associates L.L.C.	Delaware
Blackstone Real Estate Special Situations Europe (Cayman) Ltd.	Cayman Islands
Blackstone Real Estate Special Situations Europe GP L.L.C	Delaware
Blackstone Real Estate Special Situations Europe GP L.P.	Delaware
Blackstone Real Estate Special Situations Holdings Europe – ESC L.P.	Alberta, Canada
Blackstone Real Estate Special Situations Holdings Europe L.P.	Alberta, Canada
Blackstone Real Estate Special Situations Holdings II – ESC L.P.	Delaware
Blackstone Real Estate Special Situations Holdings II – NQ ESC L.P.	Delaware
Blackstone Real Estate Special Situations Holdings II L.P.	Delaware
Blackstone Real Estate Special Situations Holdings II-NQ L.P.	Delaware
Blackstone Real Estate Special Situations Management Associates Europe L.P.	Alberta, Canada
Blackstone Real Estate Special Situations Side-By-Side GP L.L.C.	Delaware
Blackstone Real Estate Special Situations-NQ Side-By-Side GP L.L.C.	Delaware
Blackstone Real Estate Supervisory UK Limited	United Kingdom
Blackstone Real Estate UK Limited	United Kingdom
Blackstone Services Mauritius II Ltd.	Mauritius
Blackstone Services Mauritius Ltd.	Mauritius
Blackstone SGP Associates (Cayman) IV Ltd.	Cayman Islands
Blackstone SGP Family Investment Partnership (Cayman) IV – A L.P.	Cayman Islands
Blackstone SGP Management Associates (Cayman) IV L.P.	Cayman Islands
Blackstone SGP Participation Partnership (Cayman) IV L.P.	Cayman Islands
Blackstone Singapore Pte. Ltd.	Singapore
Blackstone Strategic Alliance Advisors L.L.C.	Delaware
Blackstone Strategic Alliance Associates II L.L.C.	Delaware
Blackstone Strategic Alliance Associates L.L.C.	Delaware
Blackstone Strategic Alliance Fund II L.P.	Delaware
Blackstone Strategic Alliance Fund L.P.	Delaware
Blackstone Strategic Equity Fund L.P.	Delaware
Blackstone Strategic Opportunity Associates L.L.C.	Delaware
Blackstone Tactical Opportunities Advisors L.L.C.	Delaware
Blackstone Tactical Opportunities Associates – NQ L.L.C.	Delaware
Blackstone Tactical Opportunities Associates L.L.C.	Delaware
Blackstone Tactical Opportunities LR Associates (Cayman) – NQ Ltd	Cayman Islands
Blackstone Tactical Opportunities LR Associates (Cayman) Ltd.	Cayman Islands
Blackstone Tactical Opportunities Management Associates (Cayman) L.P.	Cayman Islands
Blackstone Tactical Opportunities Management Associates (Cayman)-NQ L.P.	Cayman Islands
Blackstone Tenex L.P.	Delaware

Name	Jurisdiction of Incorporation or Organization
Blackstone TM L.L.C.	Delaware
Blackstone Treasury Asia PTE. Limited	Singapore
Blackstone Treasury Solutions Advisors L.L.C.	Delaware
Blackstone UK Real Estate Supervisory VII L.L.P.	United Kingdom
Blackstone Value Recovery Fund L.P.	Delaware
Blackstone/GSO Capital Solutions Associates II LLC	Delaware
Blackstone/GSO Debt Funds Europe (Luxembourg) S.à.r.l	Luxembourg
BMA IV FCC L.L.C.	Delaware
BMA V L.L.C.	Delaware
BMA V USS L.L.C.	Delaware
BMA VI L.L.C.	Delaware
BMA VI – NQ L.L.C.	Delaware
BMEZ Advisors L.L.C.	Delaware
BMP DL Side-by-Side GP LLC	Delaware
BMP II Side-by-Side GP LLC	Delaware
BMP II USS Side-by-Side GP LLC	Delaware
BMP Side-by-Side GP LLC	Delaware
Boyne Valley B.V.	Netherlands
BRE Advisors Europe L.L.C.	Delaware
BRE Advisors III L.L.C.	Delaware
BRE Advisors International L.L.C.	Delaware
BRE Advisors IV L.L.C.	Delaware
BRE Advisors V L.L.C.	Delaware
BRE Advisors VI L.L.C.	Delaware
BRE Associates International (Cayman) II Ltd.	Cayman Islands
BREA International (Cayman) II Ltd.	Cayman Islands
BREA International (Cayman) Ltd.	Cayman Islands
BREA IV L.L.C.	Delaware
BREA Management of Illinois L.L.C.	Delaware
BREA Property Management of Florida L.L.C.	Delaware
BREA Property Management of Illinois L.L.C.	Delaware
BREA Property Management of Michigan L.L.C.	Delaware
BREA Property Management of Pennsylvania L.L.C.	Delaware
BREA V L.L.C.	Delaware
BREA VI L.L.C.	Delaware
BREA VII L.L.C.	Delaware
BREA VII – NQ L.L.C.	Delaware
BREA VI – NQ L.L.C.	Delaware
BREAI (Delaware) II L.L.C.	Delaware
BREAI II L.P.	Delaware
BRECA L.L.C.	Delaware
BREDS Associates II Loan NQ L.P	Delaware

Name	Jurisdiction of Incorporation or Organization
BREDS Associates II – NQ LP	Delaware
BREMAI II L.P.	Alberta, Canada
BREP Asia L.L.C.	Delaware
BREP Asia – NQ L.L.C.	Delaware
BREP Europe III GP L.L.C.	Delaware
BREP Europe III GP L.P.	Delaware
BREP Europe III – NQ GP L.L.C.	Delaware
BREP Europe III – NQ GP L.P.	Delaware
BREP International GP L.L.C.	Delaware
BREP International GP L.P.	Delaware
BREP International II – Q GP L.L.C.	Delaware
BREP International II – Q GP L.P.	Delaware
BREP International II GP L.L.C.	Delaware
BREP International II GP L.P.	Delaware
BREP IV (Offshore) GP L.L.C.	Delaware
BREP IV (Offshore) GP L.P.	Delaware
BREP IV Side-by-Side GP L.L.C.	Delaware
BREP V (Offshore) GP L.L.C.	Delaware
BREP V (Offshore) GP L.P.	Delaware
BREP V Side-by-Side GP L.L.C.	Delaware
BREP VI – NQ Side-by-Side GP L.L.C.	Delaware
BREP VI – Q (Offshore) GP L.L.C.	Delaware
BREP VI – Q (Offshore) GP L.P.	Delaware
BREP VI (Offshore) GP L.L.C.	Delaware
BREP VI (Offshore) GP L.P.	Delaware
BREP VI Side-by-Side GP L.L.C.	Delaware
BREP VII (Offshore) GP L.L.C.	Delaware
BREP VII (Offshore) GP L.P.	Delaware
BREP VII Side-By-Side GP L.L.C.	Delaware
BREP VII – NQ (Offshore) GP L.L.C.	Delaware
BREP VII – NQ (Offshore) GP L.P.	Delaware
BREP VII – NQ Side-By-Side GP L.L.C.	Delaware
BRES UK VII LTD	United Kingdom
BSSF Holdings-S L.L.C.	Delaware
BSSF I AIV GP L.L.C.	Delaware
BTD CP Holdings, LP	Delaware
BTO – FCC NQ Side-By-Side GP L.L.C.	Delaware
BTO – NQ Side-By-Side GP L.L.C.	Delaware
BTO FCC Associates – NQ L.L.C.	Delaware
BTO GP L.L.C.	Delaware
BTO GP – NQ L.L.C.	Delaware
BTO Side-By-Side GP L.L.C.	Delaware

Name	Jurisdiction of Incorporation or Organization
BTOA – NQ L.L.C.	Delaware
BTOA L.L.C.	Delaware
BXMT Advisors L.L.C.	Delaware
BZDIF Associates Ltd.	Cayman Islands
Callidus Debt Partners CDO Fund I, Ltd.	Cayman Islands
Callidus Debt Partners CDO Fund II, Ltd.	Cayman Islands
Callidus Debt Partners CDO Fund IV, Ltd.	Cayman Islands
Callidus Debt Partners CDO Fund V, Ltd.	Cayman Islands
Callidus Debt Partners CDO Fund VI, Ltd.	Cayman Islands
Callidus Debt Partners CDO Fund VII, Ltd.	Cayman Islands
Central Park	Cayman Islands
Chelsea Park CLO Ltd.	Cayman Islands
CHK Mid-Con Co-Invest Associates, LLC	Delaware
Clare Island B.V.	Netherlands
Cleveland Tonkawa CIM, LLC	Delaware
Cleveland Tonkawa Royalty Company, LLC	Delaware
Columbus Park CDO Ltd.	Cayman Islands
CT High Grade Partners II Co-Invest LLC	Delaware
CTIMCO L.L.C.	Delaware
CTOPI Investor LLC	Delaware
Equity Healthcare L.L.C.	Delaware
Graphite Holdings L.L.C.	Delaware
Green Park CDO B.V.	Netherlands
GSO Advisor Holdings L.L.C.	Delaware
GSO Associates L.L.C.	Delaware
GSO Bakken I Associates LLC	Delaware
GSO Capital Advisors II LLC	Delaware
GSO Capital Advisors L.L.C.	Delaware
GSO Capital Opportunities Associates II LLC	Delaware
GSO Capital Opportunities Associates L.L.C.	Delaware
GSO Capital Opportunities Overseas Associates L.L.C.	Delaware
GSO Capital Partners (California) LLC	Delaware
GSO Capital Partners (Texas) LP	Texas
GSO Capital Partners (UK) LTD	United Kingdom
GSO Capital Partners International Ltd.	United Kingdom
GSO Capital Partners L.P.	Delaware
GSO Coastline Credit Associates LLC	Delaware
GSO Credit-A Associates LLC	Delaware
GSO Debt Funds Management LLC	Delaware
GSO Energy C Associates LLC	Delaware
GSO Energy Partners-A Associates LLC	Delaware
GSO Energy Partners-B Associates LLC	Delaware

Name	Jurisdiction of Incorporation or Organization
GSO Foreland Resources Associates LLC	Delaware
GSO Holdings I L.L.C.	Delaware
GSO Holdings II L.L.C.	Delaware
GSO Holdings III L.L.C.	Delaware
GSO Legacy Associates II LLC	Delaware
GSO Legacy Associates LLC	Delaware
GSO Liquidity Associates LLC	Delaware
GSO Liquidity Overseas Associates LLC	Delaware
GSO Liquidity Overseas Associates Ltd	Delaware
GSO MAK Associates LLC	Delaware
GSO NMERB Associates LLC	Delaware
GSO Origination Associates LLC	Delaware
GSO Overseas Associates LLC	Delaware
GSO Palmetto Capital Associates LLC	Delaware
GSO Palmetto Opportunistic Associates LLC	Delaware
GSO SJ Partners Associates LLC	Delaware
GSO Targeted Opportunity Associates LLC	Delaware
GSO Targeted Opportunity Master Associates LLC	Delaware
GSO Targeted Opportunity Overseas Associates LLC	Delaware
GSO VIPS L.L.C.	Delaware
Harbourmaster CLO4	Netherlands
Harbourmaster CLO6	Netherlands
Harbourmaster CLO7	Netherlands
Harbourmaster CLO8	Netherlands
Harbourmaster Pro-Rata 2	Netherlands
Harbourmaster Pro-Rata 3	Netherlands
Huskies Acquisition L.L.C.	Delaware
Lafayette Square CDO Ltd.	Cayman Islands
MAPS CLOS Fund II, Ltd.	Cayman Islands
MB Asia REA L.L.C.	Delaware
MB Asia REA L.P.	Cayman Islands
MB Asia REA Ltd.	Cayman Islands
MB Asia Real Estate Associates L.P.	Cayman Islands
Morningside Park CLO, Ltd.	Cayman Islands
Park Hill Group Holdings L.L.C.	Delaware
Park Hill Group International Limited	United Kingdom
Park Hill Group L.L.C.	Delaware
Park Hill Real Estate Group L.L.C.	Delaware
PHG Holdings L.L.C.	Delaware
PHREG Holdings L.L.C.	Delaware
Prospect Park CDO Ltd.	Cayman Islands
Riverside Park CLO Ltd.	Cayman Islands

Name	Jurisdiction of Incorporation or Organization
Shanghai Blackstone Equity Investment Partnership L.P.	China
Skellig Rock B.V	Netherlands
SPFS Advisors L.L.C.	Delaware
St. James’s Park CDO B.V.	Netherlands
Steamboat Credit Opportunities GP LLC	Delaware
Stoneco IV Corporation	Delaware
Strategic Partners Fund Solutions Advisors L.P.	Delaware
Strategic Partners Fund Solutions Associates III, L.P.	Delaware
Strategic Partners Fund Solutions Associates V, L.P.	Delaware
Tara Hill B.V.	Netherlands
TBG Realty Corp.	New York
TBGHKL – Australian branch	Australia
The Asia Opportunities Associates L.L.C.	Delaware
The Blackstone Group (Asia) Limited	Hong Kong
The Blackstone Group (Australia) Pty Limited	Australia
The Blackstone Group (HK) Associates Limited	Hong Kong
The Blackstone Group (HK) Holdings Limited	Hong Kong
The Blackstone Group (HK) Ltd.	Hong Kong
The Blackstone Group Deutschland GMBH	Germany
The Blackstone Group Europe Limited	United Kingdom
The Blackstone Group Germany GmbH	Germany
The Blackstone Group International (Cayman) Limited	Cayman Islands
The Blackstone Group International Limited	United Kingdom
The Blackstone Group International Partners LLP	France
The Blackstone Group International Partners LLP	United Kingdom
The Blackstone Group International Partners LLP	France
The Blackstone Group Japan K.K.	Japan
The Blackstone Group Mauritius II Ltd.	Mauritius
The Blackstone Group Mauritius Ltd.	Mauritius
Tribeca Park CLO LLC	Cayman Islands
Tribeca Park CLO Ltd.	Cayman Islands